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                                                                    EXHIBIT 10.4

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED APRIL 20, 1999, BY AND BETWEEN ISIS PHARMACEUTICALS, INC. AND ELAN INTERNATIONAL SERVICES, LTD.

                                                                  APRIL 20, 1999

                           ISIS PHARMACEUTICALS, INC.

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

        THIS CERTIFIES THAT for value received, Elan International Services, Ltd., a Bermuda corporation ("EIS"), or its permitted transferees and successors as provided herein (each, a "Holder"), is entitled to subscribe for and purchase up to 215,000 shares, as adjusted pursuant to Section 4 (the "Shares"), of the fully paid and nonassessable common stock, par value $.001 per share (the "Common Stock"), of Isis Pharmaceuticals, Inc., a Delaware corporation (the "Company"), with offices located at 2292 Faraday Avenue, Carlsbad, CA 92008, at the price of U.S.$24.00 per share (such price, and such other prices that shall result from time to time, from the adjustments specified in Section 4, the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

        1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof and until 5:00 p.m. Eastern Standard Time on April 19, 2004. To the extent not exercised at 5:00 p.m. Eastern Standard Time on April 19, 2004, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect.

        2.     Method of Exercise; Payment; Issuance of New Warrant.

               (a) The purchase right represented by this Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Annex A duly executed) at the principal office of the


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Company and by the payment to the Company of an amount, in cash or other immediately available funds, equal to the then-applicable Warrant Price per Share multiplied by the number of Shares then being purchased or pursuant to the cashless exercise procedure described below.

               (b) In lieu of delivering cash or other immediately available funds, the Holder may instruct the Company in writing to deduct from the number of Shares that would otherwise be issued upon such exercise, a number of shares of Common Stock equal to the quotient obtained from dividing (x) the product obtained by multiplying (A) the number of Shares for which the Warrant is being exercised and (B) the Warrant Price then in effect by (y) a price equal to the average of the closing price of the Common Stock for the 60 trading days ending two business days prior to the date of exercise.

               (c) The persons or entities in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is properly exercised and full payment for the Shares acquired pursuant to such exercise is made. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the Holder hereof as soon as possible and in any event within 15 days of receipt of such notice and payment, and unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof as soon as possible and in any event within such 15-day period.

        3. Stock Fully Paid, Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant, when issued upon exercise in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, will not be issued in violation of any preemptive or similar rights. During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon the exercise of the purchase rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

        4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to the adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value), or (ii) any consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the surviving entity and that does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or
(iii) any sale of all or substantially all the assets of the Company, then the Company, or such successor or purchasing entity, as the case may be, shall duly execute and deliver to the Holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the Holder of


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this Warrant), so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities, receivable upon such reclassification, reorganization, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly attach to successive reclassifications, reorganizations, changes, and conversions.

               (b) Subdivision or Combination of Shares. If the Company at any time during which this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

               (c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or by-laws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

               (d) Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to this
Section 4, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the Holder.

               (e) Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the average of the closing price of the Common Stock for the 60 trading days ending two business days prior to date of exercise.

               (f) Cumulative Adjustments. No adjustment in the Warrant Price or the number of Shares purchasable hereunder shall be required under this
Section 4 until cumulative adjustments result in a concomitant change of 1% or more of the Warrant Price or in the number of Shares purchasable upon exercise of this Warrant as in effect prior to the last such adjustment; provided, however, that any adjustment that by reason of this Section 4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.


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        5.     Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

               (a) The Holder, by acceptance hereof, confirms the investment representations made in the Securities Purchase Agreement, dated April 20, 1999, by and between the Company and EIS, with regard to this Warrant and the Shares to be issued upon exercise hereof and, without limiting the foregoing, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available, the Holder shall confirm in writing, by executing an instrument in form reasonably satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS.

               THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED APRIL 20, 1999, BY AND BETWEEN ISIS PHARMACEUTICALS, INC. AND ELAN INTERNATIONAL SERVICES, LTD.

               (b) (i) This Warrant may be transferred or assigned, in whole or in part, by EIS to its affiliates and/or subsidiaries, as well as any off-balance sheet special purpose entity established by EIS; provided, that the transferor shall continue to be liable and obligated for its obligations hereunder. Subject to the foregoing, this Warrant and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Other than as set forth above, this Warrant may not be transferred or assigned by either party without the prior written consent of the other; provided, however, that no consent shall be required in connection with any transfer or assignment by a party pursuant to a sale of all or substantially all of


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        the business of such party to which the Transaction Documents relate, whether by merger, sale of stock, sale of assets or otherwise.

               (ii) With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the Holder shall give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any other applicable federal or state securities law then in effect) of this Warrant or such Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. Each certificate representing this Warrant or the Shares thus transferred shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid opinion of counsel for the Holder such legend is not required in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

               (iii) The shares of Common Stock underlying this Warrant are entitled to the benefit of certain registration rights as set forth in a Registration Rights Agreement dated as of the date hereof between the Company and the initial Holder named herein.

        6. Rights as Shareholders. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant is exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        7.     Miscellaneous.

               (a) This Warrant may not be modified or amended, or any provisions hereof waived, except by written agreement of the Company and the Holder.

               (b) Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall (i) be in writing,
(ii) be delivered personally or sent by mail or overnight courier to the intended recipient to Holder at 102 St. James Court, Flatts, Smiths Parish, Bermuda FL 04, Attn: President, or to the Company at the address indicated on the first page of this Warrant, unless the recipient has given notice of another address in


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accordance with this paragraph, and (iii) be effective on receipt if delivered personally, two business days after dispatch if mailed, and one business day after dispatch if sent by overnight courier service.

               (c) The Company covenants to the Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will prepare and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

               (d) The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

               (e) This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles thereof relating to conflicts of laws, except that all issues concerning the relative rights of the Company and its stockholders shall be governed by the Delaware General Corporation Law, without giving effect to the principles thereof relating to conflicts of laws.

               (f) This Warrant may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one Warrant.

               (g) Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby.

                            [Signature page follows]


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               IN WITNESS WHEREOF, Isis Pharmaceuticals, Inc. has caused this
Warrant to be executed and delivered by its duly authorized corporate officers on the date first above written.


                                               ISIS PHARMACEUTICALS, INC.


                                               By: /s/ B. Lynne Parshall
                                                   --------------------------
                                                   B. Lynne Parshall
                                                   Executive Vice President


Attest:


By: /s/ Debbie Jo Blank
    ---------------------------
    Debbie Jo Blank


Agreed and accepted by:

ELAN INTERNATIONAL SERVICES, LTD.


By: /s/ Kevin Insley
    ---------------------------
    Kevin Insley
    President


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                                                                         ANNEX A

                               NOTICE OF EXERCISE


To:     Isis Pharmaceuticals, Inc.

1. The undersigned hereby elects to purchase __________ shares of Common Stock of Isis Pharmaceuticals, Inc. pursuant to the terms of the attached Warrant, and

               [ ]  (a)  tenders herewith full payment of the purchase price of such shares, in cash or other immediately available funds.

               [ ]  (b)  instructs and agrees that pursuant to paragraph 2(b) of the attached Warrant, __________ shares of Common Stock be withheld in payment therefor.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:



_____________________________________(Name)

_____________________________________(Address)


3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares and otherwise confirms the investment representations made in Section 5 of the Warrant with regard to the shares of Common Stock being acquired.


Signature:__________________________

Name:_______________________________

Address:____________________________

Social Security or taxpayer identification number:

____________________________________